EXHIBIT 10.50

AMENDMENT 002
TO
iDEN SUBSCRIBER SUPPLY AGREEMENT
BETWEEN
MOTOROLA, INC.
AND
NEXTEL INTERNATIONAL, INC.

This Amendment is between Motorola, Inc. a Delaware corporation (“Motorola”) and Nextel International, Inc. (“Customer”) and amends the iDEN Subscriber Supply Agreement dated as of November 4, 1991, as heretofore amended, modified, supplemented or otherwise revised (“Supply Agreement”).

     WHEREAS, the parties have mutually agreed to enter into this Amendment to the Supply Agreement in order to encourage efforts to enhance the reputation of iDEN in the marketplace by establishing improvement plans for iDEN subscriber delivery; and

     WHEREAS, this Amendment shall set forth the Supplemental Year 2001 Rebate Program under the Supply Agreement.

     NOW THEREFORE, in consideration of their mutual promises set forth herein and for other good and valuable consideration received by each of them the parties agree to amend the Supply Agreement by adding the following new Sections to the Supply Agreement:

In order to assist customer with general marketing expenses for the First Quarter of 2001 only, a [*] marketing fund (in addition to any and all other marketing funds created by Amendment 001 effective January 1, 2000) shall be created by Motorola exclusively for Customer. Payment from this marketing fund will be made in the form of a credit to existing (and if necessary future) Nextel Subscriber payment obligations. This rebate is to supplement Customer’s additional Subscriber marketing expenses caused by the expansion of the Customer’s business in 2001.

The Supply Agreement shall remain in full force and effect except as expressly amended hereby. This Amendment is effective as of January 1, 2001.

*     Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

AMENDMENT 002
TO
iDEN SUBSCRIBER SUPPLY AGREEMENT
BETWEEN
MOTOROLA, INC.
AND
NEXTEL INTERNATIONAL, INC.

IN WITNESS WHEREOF, this Amendment 002, dated February 16, 2001 has been executed and delivered by the parties set forth below.

MOTOROLA, INC. By: /s/ Charles F. Wright	NEXTEL INTERNATIONAL, INC. By: /s/ John McMahon

Name: Charles F. Wright	Name: John McMahon

Title: Senior Vice President and	Title: Vice President - Operations
General Manager TCSG - NA

*     Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.